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                                                                    Exhibit 10.1













                                  $200,000,000

                                HADCO CORPORATION

                    9 1/2% SENIOR SUBORDINATED NOTES DUE 2008


                               PLACEMENT AGREEMENT
















May 13, 1998




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                                                                    May 13, 1998

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
BancAmerica Robertson Stephens
BT Alex. Brown Incorporated
c/o Morgan Stanley & Co. Incorporated
      1585 Broadway
      New York, New York 10036

Dear Sirs and Mesdames:

                  HADCO CORPORATION, a corporation organized under the laws of the Commonwealth of Massachusetts (the "Company"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the "Placement Agents") $200,000,000 principal amount of its 9 1/2% Senior Subordinated Notes due 2008 (the "Securities") to be issued pursuant to the provisions of an Indenture dated as of May 18, 1998 (the "Indenture") among the Company, the Guarantors (as defined) and State Street Bank and Trust Company, as Trustee (the "Trustee"). The Securities will be guaranteed (the "Note Guarantees") on a senior subordinated basis, jointly and severally by HADCO SANTA CLARA, INC., a Delaware corporation, HADCO PHOENIX, INC., a Delaware corporation, CCIR OF CALIFORNIA CORP., a California corporation, and CCIR OF TEXAS CORP., a Texas corporation (collectively, the "Guarantors").

                  The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act, in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S") and to a limited number of institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that deliver a letter in the form annexed to the Final Memorandum (as defined below).

                  The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the date hereof between the Company, the Guarantors and the Placement Agents (the "Registration Rights Agreement").

                  In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference




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therein. The terms "supplement", "amendment" and "amend" as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, you that:

                  (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agents to confirm sales and on the Closing Date (as defined in Section
         4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

                  (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing in the jurisdiction of its incorporation or such foreign jurisdiction would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  (c) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing in the jurisdiction of its




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         incorporation or such foreign jurisdiction would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise described in the Final Memorandum, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

                  (e) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

                  (f) The Note Guarantees have been duly authorized by each of the Guarantors and, when the Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of each of the Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

                  (g) The Indenture has been duly authorized and, when executed and delivered by the Company and each of the Guarantors, and assuming due authorization, execution and delivery by the Trustee, will be a valid and binding agreement of the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

                  (h) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, and is a valid and binding agreement of the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to




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         indemnification and contribution under the Registration Rights
         Agreement may be limited under applicable law.

                  (i) The execution and delivery by the Company and each of the Guarantors of, and the performance by the Company and each of the Guarantors of their respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and, in the case of the Company, the Securities, and in the case of the Guarantors, the Note Guarantees will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or of the Guarantors or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree presently in effect or in effect on the Closing Date of any governmental body, agency or court having jurisdiction over the Company or any subsidiary that is material to the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Guarantors of their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement or, in the case of the Company, the Securities or, in the case of the Guarantors, the Note Guarantees, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's and the Guarantors' obligations under the Registration Rights Agreement.

                  (j) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties may be bound; and neither the Company nor any of its subsidiaries is in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or over their respective properties of which it has knowledge.

                  (k) There has not occurred any material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations or business prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum.




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                  (l)      There are no legal or governmental proceedings
         pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company or the Guarantors to perform their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement or, in the case of the Company, the Securities or, in the case of the Guarantors, the Note Guarantees, or to consummate the transactions contemplated by the Final Memorandum.

                  (m) Except as set forth in the Final Memorandum, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) to the best of their knowledge after reasonable inquiry, have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (n) Except as set forth in the Final Memorandum, to the best of the Company's knowledge after reasonable inquiry, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) None of the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (p) Neither the Company, the Guarantors nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company or the Guarantors has directly, or through any agent (other than the Placement Agents),




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         (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (other than the Securities to be offered hereunder) (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or
         (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities, (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, provided that with respect to the Placement Agents, this representation is based solely on the representations of the Placement Agents in Section 7 hereof.

                  (q) None of the Company, the Guarantors, their Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company, the Guarantors and their Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company or the Guarantors in this paragraph with respect to the Placement Agents.

                  (r) Assuming the accuracy of each of the Placement Agents' representations and warranties set forth in Section 7 hereof and the due performance by each Placement Agent of the covenants and agreements set forth herein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents in the manner contemplated by this Agreement to register the Securities or the Note Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (s) The Securities and the Note Guarantees satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (t) The Securities and the Note Guarantees conform in all material respects to the descriptions thereof contained in the Final Memorandum under the heading "Description of the Notes."

                  (u) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local, foreign and other governmental authorities, all self-regulatory organizations and all courts and other tribunals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and


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         neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum.

                  (v) The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns required to be filed prior to the Closing Date and have paid all taxes shown thereon as due other than those taxes being contested in good faith and for which adequate reserves have been made, which amount of taxes being contested, if the subject to an unfavorable decision, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and except for where failure to file such returns or to pay such taxes would not, in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or any of its subsidiaries that might have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all tax liabilities are adequately provided for on the books of the Company and its subsidiaries.

                  (w) Arthur Andersen LLP, which has examined the consolidated financial statements of the Company, together with the related schedules and notes, as of October 25, 1997 and for each of the three years ended October 25, 1997 and Ernst & Young LLP, which has examined the consolidated financial statements of Continental Circuits Corp. ("Continental") together with the related schedules and notes, as of July 31, 1997, and for each of the three years ended July 31, 1997, which are included or incorporated by reference in the Final Memorandum are independent accountants within the meaning of the Act and the rules and regulations of the Act; the audited consolidated financial statements of the Company and Continental, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the Final Memorandum, fairly present in all material respects the financial position and the results of operations of the Company and its subsidiaries and Continental and its subsidiaries at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company and Continental, together with the related schedules and notes, and the unaudited consolidated financial information included or incorporated by reference in the Final Memorandum, have been consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included or incorporated by reference in the Final Memorandum present fairly in all material respects the information shown therein and have been compiled on a basis



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         consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included or incorporated by reference in the Final Memorandum.

                  (x) Subsequent to the respective dates as of which information is given in the Final Memorandum, (i) the Company and its subsidiaries have not incurred any material liability or obligation, including any material contingent liability or obligation which would be required to be disclosed on the Company's consolidated balance sheet in accordance with GAAP, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the Final Memorandum.

                  (y) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Final Memorandum.

                  (z) The Company and its subsidiaries own, license or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them and material to the business of the Company and its subsidiaries, taken as a whole, and, except as described in the Final Memorandum, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.


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                  (aa)     No material labor dispute with the employees of the
         Company or any of its subsidiaries exists, except as described in the Final Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that is reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (bb) The Company and its subsidiaries are insured by insurers of recognized financial responsibility (or self-insured) against such losses and risks and in such amounts as customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, except where such refusal would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum.

                  (cc) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (dd) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Final Memorandum and any incorporated document.

                  (ee) The Unrestricted Subsidiaries designated in the Indenture are not "significant subsidiaries" as such term is defined in Regulation S-X.

                  2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Placement Agents, and each Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees,








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severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 96.91% of the principal amount thereof (the "Purchase Price") plus accrued interest, if any, to the Closing Date.

                  The Company and the Guarantors hereby agree that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Placement Agents, they will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or the Guarantors or warrants to purchase debt of the Company or the Guarantors substantially similar to the Securities (other than the sale of the Securities under this Agreement.)

                  3. Terms of Offering. You have advised the Company and the Guarantors that the Placement Agents will make an offering of the Securities purchased by the Placement Agents hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

                  4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Placement Agents at 10:00 a.m., New York City time, on May 18, 1998, or at such other time on the same or such other date, not later than June 2, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

                  Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Securities shall be delivered to you on the Closing Date for the respective accounts of the several Placement Agents, with any transfer taxes payable in connection with the initial transfer of the Securities to the Placement Agents duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

                  5. Conditions to the Placement Agents' Obligations. The several obligations of the Placement Agents to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i)      there shall not have occurred any
                  downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the Company's or any of the Guarantors' securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

                  (b) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each of the Company and the Guarantors, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and the Company and the Guarantors have complied in all material respects with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date or that such conditions have been waived by the Placement Agents.

                  Any officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Placement Agents shall have received on the Closing Date an opinion of Testa, Hurwitz & Thibeault, LLP, special counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A. Such opinion shall be rendered to the Placement Agents at the request of the Company and the Guarantors and shall so state therein.

                  (d) The Placement Agents shall have received on the Closing Date an opinion of Hamilton & Dahmen, LLP general counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit
         B. Such opinion shall be rendered to the Placement Agents at the request of the Company and the Guarantors and shall so state therein.





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                  (e)      The Placement Agents shall have received on the
         Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, in form and substance satisfactory to you.

                  (f) The Placement Agents shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Company contained in or incorporated by reference into the Final Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (g) The Placement Agents shall have received on the date hereof a letter, dated the date hereof, in form and substance satisfactory to the Placement Agents, from Ernst & Young L.L.P., independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of Continental contained in or incorporated by reference into the Final Memorandum.

                  (h) The Placement Agents shall have received such other documents and certificates as are reasonably requested by you or your counsel.

                  (i) On or prior to the Closing Date, the Company, BankBoston, N.A. and the other lenders party thereto, shall have executed a second amendment and modification to the Amended and Restated Revolving Credit Agreement dated as of December 8, 1997, which shall be in full force and effect as of the Closing Date and shall be reasonably satisfactory to the Placement Agents.

                  6. Covenants of the Company. In further consideration of the agreements of the Placement Agents contained in this Agreement, each of the Company and the Guarantors covenants with each Placement Agent as follows:

                  (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

                  (b)      Prior to the expiration of the period referred to in
         Section 6(c), before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Placement Agents, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Securities and the Note Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request for so long as is reasonably necessary to complete the resale of the Securities and the Note Guarantees; provided the Company shall not be required to qualify as a foreign corporation or consent to service of process in any jurisdiction, incur any tax or amend its charter or by-laws.

                  (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Placement Agents, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Placement Agents, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities and the Note Guarantees for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of one counsel for the Placement Agents in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system and on the Luxembourg Stock Exchange, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities,
         (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel, their travel and lodging expenses, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

                  (f) Neither the Company, the Guarantors, nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (g) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (h) While any of the Securities remain "restricted securities" within the meaning of the Securities Act and not salable in full under Rule 144 (or any successor thereto), to make available, upon request, to any seller of the Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) If requested by you, to use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

                  (j) None of the Company, the Guarantors, their Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company, the Guarantors and their Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions requirement of Regulation S.

                  (k) During the period of two years after the Closing Date, the Company and the Guarantors will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  (l) As soon as reasonably practicable to qualify the Securities for listing on the Luxembourg Stock Exchange.

                  7. Offering of Securities; Restrictions on Transfer. (a) Each Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with the Company and the Guarantors that (i) it has not and will not directly or indirectly solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and
(ii) it has and will solicit offers for such Securities only from, and will offer, sell and deliver such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (1) QIBs or
(2) a limited number of other institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("institutional accredited investors") that, prior to their purchase of the Securities, deliver to such Placement Agent a letter containing the representations and agreements set forth in Appendix A to the Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

         (b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (i) such Placement Agent understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the

         Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

                  (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                  (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

                  (iv) such Placement Agent has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage, directly or indirectly, in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                  (v) such Placement Agent has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
         (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in
         Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

                  (vi) such Placement Agent understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

                  (vii) such Placement Agent agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                           "The Securities covered hereby have not been
                  registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

                  Terms used in this Section 7(b) have the meanings given to them by Regulation S.

                  8. Indemnity and Contribution. (a) Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Placement Agent and each person, if any, who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any Preliminary Memorandum shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Placement Agent, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Placement Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof.

         (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, their directors, their officers and each person, if any, who controls the Company and the Guarantors within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Placement Agents on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Placement Agents on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses, but after deducting all discounts, commissions and fees received by the Placement Agents) received by the Company and the Guarantors and the total discounts and commissions received by the Placement Agents in respect thereof, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or by the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this
Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

         (e) The Company, the Guarantors and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in
Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f)      The indemnity and contribution provisions contained in this
Section 8 and the representations, warranties and other statements of the Company and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent or any person controlling any Placement Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

                  9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any national or international calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

                  10. Effectiveness; Defaulting Placement Agents. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in
Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the principal amount of Securities that any Placement Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Placement Agent. If, on the Closing Date, any Placement Agent or Placement Agents shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

                  If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company or any of the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any of the Guarantors shall be unable to perform its obligations under this Agreement, the Company or the Guarantors will reimburse the Placement Agents or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

                  11. Notices. All notices and other communications under this Agreement shall be in writing and mailed, delivered or sent by facsimile transmission to: if sent to the Placement Agents, Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, attention: High Yield New Issues Group, facsimile number (212) 761-0587 and if sent to the Company or any of the Guarantors c/o the Company, to 12A Manor Parkway,

Salem, New Hampshire 03079, attention: Patricia Randall, Vice President and General Counsel, facsimile number (603)898-6756.

                  12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                             Very truly yours,

                                             HADCO CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             HADCO SANTA CLARA, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             HADCO PHOENIX, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             CCIR OF CALIFORNIA CORP.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             CCIR OF TEXAS CORP.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
BT ALEX. BROWN INCORPORATED

By: Morgan Stanley & Co. Incorporated


By:
    ----------------------------------
    Name:
    Title:

                                                                      SCHEDULE I


--------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT OF
              PLACEMENT AGENT                         SECURITIES TO BE PURCHASED
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Morgan Stanley & Co. Incorporated                                   $110,000,000

--------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith
Incorporated                                                          40,000,000
--------------------------------------------------------------------------------
BancAmerica Robertson Stephens                                        30,000,000

--------------------------------------------------------------------------------
BT Alex. Brown Incorporated                                           20,000,000

--------------------------------------------------------------------------------

Total:..............................................                $200,000,000

--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                  OPINION  OF COUNSEL FOR THE COMPANY

                  Attach draft opinion of the counsel for the Company to be delivered pursuant to Section 5(c) of the Placement Agreement to the effect that:

         A. The Placement Agreement has been duly authorized, executed and delivered by the Company.

         B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of the Placement Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

         C. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Trustee in the case of the Indenture and the Placement Agents in the case of the Registration Rights Agreement, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

         D. After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings set forth in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Securities, or to consummate the transactions contemplated by the Final Memorandum.

         E. None of the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         F. The statements in the Final Memorandum under the captions "Business Environmental Matters", " - Legal Proceedings and Claims" (except for statements relating to environmental matters and statements relating to the Riley lawsuit), "Description of the Notes", "Private Placement", "Description of Certain Indebtedness" and "Transfer Restrictions", insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

         G. The statements in the Final Memorandum under the caption "Certain United States Federal Income Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

         H. Based upon the representations, warranties and agreements of the Company in the Placement Agreement and of the Placement Agents in the Placement Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents under the Placement Agreement or in connection with the initial resale of such Securities by the Placement Agents in accordance with the Placement Agreement to register the Securities or the Note Guarantees under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security.

         I. Such counsel is of the opinion that each document incorporated by reference in the Final Memorandum (except for financial statements and schedules and the notes thereto and the other financial and statistical data included in the Final Memorandum) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

         We have participated in conferences with officers and other representatives of the Company and the Guarantors, the Placement Agents, counsel for the Placement Agents and representatives of the independent public accountants of the Company, at which the contents of the Final Memorandum and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum, no facts have come to our attention which lead us to believe that (i) the Final Memorandum contained as of its date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment with respect to the financial statements and the notes thereto and the other financial and statistical data included in the Final Memorandum).

         With respect to the paragraph above, counsel may state that his or her opinion and belief are based upon his or her participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except with respect to paragraphs F and G.

                                                                       EXHIBIT B

              OPINION OF COUNSEL FOR THE COMPANY AND THE GUARANTORS

                  Attach draft opinion of the counsel for the Company and the Guarantors to be delivered pursuant to Section 5(d) of the Placement Agreement to the effect that:

         A. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         B. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

         C. The Placement Agreement has been duly authorized, executed and delivered by each of the Guarantors.

         D. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Guarantors, and assuming due authorization, execution and delivery by the Trustee in the case of the Indenture and the Placement Agents in the case of the Registration Rights Agreement, is a valid and binding agreement of, each of the Guarantors, enforceable against each of the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

         E. After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings set forth in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Guarantors to perform their respective obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Note Guarantees, or to consummate the transactions contemplated by the Final Memorandum.

         F. The execution and delivery by the Company and each of the Guarantors of, and the performance by the Company and each of the Guarantors of their respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and in the case of the Company, the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or of the Guarantors or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree presently in effect or in effect on the Closing Date of any governmental body, agency or court having jurisdiction over the Company or any subsidiary that is material to the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or of the Guarantors of their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement or, in the case of the Company, the Securities or, in the case of the Guarantors, the Note Guarantees, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's and the Guarantors' obligations under the Registration Rights Agreement.

         G. The Note Guarantees have been duly authorized by each of the Guarantors and, when the Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

         H. The statements in the Final Memorandum under the caption "Business - Legal Proceedings and Claims" (except with respect to the Lemelson claim), insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

                                            Very truly yours,

                                             HADCO CORPORATION


                                             By: /s/ Timothy P. Losik
                                                 -------------------------------
                                                 Name: Timothy P. Losik
                                                 Title: Senior Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer


                                             HADCO SANTA CLARA, INC.


                                             By: /s/ Timothy P. Losik
                                                 -------------------------------
                                                 Name: Timothy P. Losik
                                                 Title: Senior Vice President,
                                                         Chief Financial Officer
                                                          and Treasurer


                                             HADCO PHOENIX, INC.


                                             By: /s/ Timothy P. Losik
                                                 -------------------------------
                                                 Name: Timothy P. Losik
                                                 Title: Senior Vice President
                                                         and Treasurer


                                             CCIR OF CALIFORNIA CORP.


                                             By: /s/ Timothy P. Losik
                                                 -------------------------------
                                                 Name: Timothy P. Losik
                                                 Title: Chief Financial Officer


                                             CCIR OF TEXAS CORP.


                                             By: /s/ Timothy P. Losik
                                                 -------------------------------
                                                 Name: Timothy P. Losik
                                                 Title: Chief Financial Officer

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
BT ALEX. BROWN INCORPORATED

By: Morgan Stanley & Co. Incorporated


By: /s/ William H. Wright II
    ----------------------------------
    Name: William H. Wright II
    Title: Managing Director